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Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Robert N. Stephens, certify to the best of my knowledge based upon a review of the Quarterly Report on Form 10-Q of Adaptec, Inc. for the period ended December 31, 2003 that (the "Form 10-Q"), the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Adaptec, Inc. for the quarterly periods covered by the Form 10-Q.

/s/ ROBERT N. STEPHENS Robert N. Stephens Chief Executive Officer
Date: February 5, 2004

        I, Marshall L. Mohr, certify to the best of my knowledge based upon a review of the Form 10-Q, that the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Adaptec, Inc. for the periods covered by the Form 10-Q.

/s/ MARSHALL L. MOHR Marshall L. Mohr Chief Financial Officer
Date: February 5, 2004

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  Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002